UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2012

Dean Foods Company

(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Ave., Suite 3400 Dallas, TX		75204
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 303-3400

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

As described in Item 5.07 of this Current Report on Form 8-K, at the annual meeting of stockholders of Dean Foods Company (the “Company”) held on May 16, 2012 (the “2012 Annual Meeting”), the Company’s stockholders approved amendments to the Company’s Restated Certificate of Incorporation relating to the declassification of the Company’s Board of Directors (the “Board”), as described in the Company’s Definitive Proxy Statement dated April 13, 2012 (the “Proxy Statement”) relating to the 2012 Annual Meeting. These amendments implement a declassification of the Board over a three-year period and permit stockholders to remove directors with or without cause from and after the 2015 annual meeting of stockholders when the declassification of the Board will be complete. Pursuant to the amendments, commencing with the 2013 annual meeting of stockholders, directors will be elected annually for terms expiring at the next succeeding annual meeting. The amendments do not affect directors elected to three-year terms either at the 2012 Annual Meeting or previously, each of whom will be entitled to complete the term to which he or she was elected.

On May 17, 2012, the Company filed a Certificate of Amendment to its Restated Certificate of Incorporation reflecting the amendments with the Secretary of State of the State of Delaware (the “Certificate of Amendment”), which became effective upon filing. The description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment to Bylaws

On May 17, 2012, the Board adopted amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) to reflect the declassification of the Board over a three year period. The description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, which are attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2012 Annual Meeting held on May 16, 2012, the Company’s stockholders voted on the proposals set forth below with the results as indicated.

1. The following nominees were elected to the Company’s Board of Directors as Class II directors for three-year terms:

	For	Against	Abstain	Broker Non-Votes
Janet Hill	147,268,453	2,395,251	291,673	19,212,863
J. Wayne Mailloux	135,653,593	14,009,884	291,900	19,212,863
Hector M. Nevares	147,301,874	2,357,317	296,186	19,212,863
Doreen A. Wright	148,218,202	1,444,232	292,943	19,212,863

2. The performance criteria contained in the Company’s 2007 Stock Incentive Plan was re-approved for Internal Revenue Code Section 162(m) purposes.

For:	142,897,509
Against:	6,698,166
Abstain:	359,702
Broker Non-Votes:	19,212,863

3A. An amendment to the Company’s Certificate of Incorporation to implement a declassification of the Board of Directors over a three-year period was approved.

For:	148,584,247
Against:	1,020,682
Abstain:	350,448
Broker Non-Votes:	19,212,863

3B. An amendment to the Company’s Certificate of Incorporation to provide that from and after the 2015 Annual Meeting of Stockholders, directors may be removed by stockholders with or without cause was approved.

For:	149,001,698
Against:	667,084
Abstain:	286,595
Broker Non-Votes:	19,212,863

4. An advisory proposal on the Company’s executive compensation was approved.

For:	120,282,145
Against:	28,393,976
Abstain:	1,279,256
Broker Non-Votes:	19,212,863

5. The selection of Deloitte & Touche LLP as the Company’s independent auditor for 2012 was ratified.

For:	165,404,213
Against:	3,431,407
Abstain:	332,620

6. A stockholder proposal asking the Board to adopt a policy requiring an independent Chairman of the Board was not approved.

For:	68,516,517
Against:	80,992,133
Abstain:	446,727
Broker Non-Votes:	19,212,863

7. A stockholder proposal asking the Board to adopt a policy limiting the acceleration of equity awards pursuant to a change in control of the Company was not approved.

For:	63,182,504
Against:	86,278,427
Abstain:	494,446
Broker Non-Votes:	19,212,863

8. A stockholder proposal urging the Compensation Committee of the Board to adopt a policy requiring the retention of certain equity awards was not approved.

For:	48,882,786
Against:	100,421,774
Abstain:	650,817
Broker Non-Votes:	19,212,863

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Dean Foods Company

3.2	Amended and Restated Bylaws of Dean Foods Company, as adopted on May 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2012	DEAN FOODS COMPANY

	By:	/s/ Steven J. Kemps
Steven J. Kemps
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Dean Foods Company

3.2	Amended and Restated Bylaws of Dean Foods Company, as adopted on May 17, 2012